SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

CNL RETIREMENT PROPERTIES, INC.
 (Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	000-32607 (Commission File Number)	59-3491443 (IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

Registrant's telephone number, including area code: (407) 650-1000

Item 2. Acquisition or Disposition of Assets.

Property Acquisitions

        Horizon Bay Portfolio One Properties. On February 6, 2004 and February 13, 2004 the Company acquired 15 and four properties, respectively, from affiliates of WHSLH Realty, L.L.C. (affiliated with Whitehall Street Real Estate Limited Partnerships, Goldman, Sachs & Co. and Senior Lifestyle Contribution Company, L.L.C.), hereinafter referred to as “WHSLH Realty,” for an aggregate purchase price of $537,321,000. The Properties and related purchase prices include Newport Place located in Boynton Beach, Florida (the “Boynton Beach Property”) for $46,054,000, The Pointe at Newport Place located in Boynton Beach, Florida (the “Boynton Beach Pointe Property”) for $7,159,000, Emerald Bay Manor located in Cumberland, Rhode Island (the “Cumberland Property”) for $19,142,000, Treemont Retirement Community located in Dallas, Texas (the “Dallas Property”) for $19,792,000, East Bay Manor located in East Providence, Rhode Island (the “East Providence Property”) for $13,107,000, Carrington Pointe located in Fresno, California (the “Fresno Property”) for $28,667,000, Greenwich Bay Manor located in Greenwich, Rhode Island (the “Greenwich Property”) for $11,289,000, The Park at Riverchase located in Hoover, Alabama (the “Hoover Property”) for $7,184,000, Pinecrest Place located in Largo, Florida (the “Largo Property”) for $60,265,000, The Park at Golf Mill located in Niles, Illinois (the “Niles Property”) for $59,820,000, The Park at Olympia Fields located in Olympia Fields, Illinois (the “Olympia Fields Property”) for $41,294,000, Prosperity Oaks located in Palm Beach Gardens, Florida (the “Palm Beach Gardens Property”) for $63,708,000, Waterside Retirement Estates located in Sarasota, Florida (the “Sarasota Property”) for $33,720,000, North Bay Manor located in Smithfield, Rhode Island (the “Smithfield Property”) for $19,401,000, South Bay Manor located in South Kingstown, Rhode Island (the “South Kingstown” for $16,860,000, The Heritage Palmeras located in Sun City, Arizona (the “Sun City Arizona Property”) for $46,181,000, Cherry Hills Club located in Sun City, California (the “Sun City California Property”) for $24,581,000, West Bay Manor located in Warwick, Rhode Island (the “Warwick Property”) for $16,958,000 and Heron’s Run located in West Palm Beach, Florida (the “West Palm Beach Property”) for $2,139,000. The Boynton Beach, Boynton Beach Pointe, Cumberland, Dallas, East Providence, Fresno, Greenwich, Hoover, Largo, Niles, Olympia Fields, Palm Beach Gardens, Sarasota, Smithfield, South Kingstown, Sun City Arizona, Sun City California, Warwick and West Palm Beach Properties are hereinafter referred to as the “Horizon Bay Portfolio One Properties.” These 19 Properties are operated and managed by Horizon Bay Management, L.L.C.

        The Company, as lessor, has entered into long-term, triple-net lease agreements with affiliates of WHSLH Realty relating to these 19 Properties. The general terms of the lease agreements are described in the section of the Prospectus entitled “Business – Description of Property Leases.” The principal features of the lease agreements are as follows:

• The initial term of each lease expires on February 28, 2019.

• Minimum annual rent as set forth in the leases is as follows:

	Minimum Annual Rent
Property	First Lease Year	Second Lease Year	Third Lease Year	Fourth Lease Year	Fifth Lease Year
Boynton Beach Property	$3,573,000	$3,970,000	$4,343,000	$4,483,000	$4,670,000
Boynton Beach Pointe Property	553,000	615,000	672,000	694,000	723,000
Cumberland Property	1,482,000	1,647,000	1,802,000	1,860,000	1,937,000
Dallas Property	1,536,000	1,707,000	1,867,000	1,928,000	2,008,000
East Providence Property	1,025,000	1,139,000	1,246,000	1,287,000	1,340,000
Fresno Property	2,226,000	2,474,000	2,706,000	2,794,000	2,910,000
Greenwich Property	885,000	984,000	1,076,000	1,111,000	1,157,000
Hoover Property	555,000	617,000	675,000	697,000	727,000
Largo Property	4,671,000	5,190,000	5,679,000	5,862,000	6,106,000
Niles Property	4,623,000	5,137,000	5,621,000	5,802,000	6,044,000
Olympia Fields Property	3,214,000	3,571,000	3,907,000	4,033,000	4,201,000

	Minimum Annual Rent
Property	First Lease Year	Second Lease Year	Third Lease Year	Fourth Lease Year	Fifth Lease Year
Palm Beach Gardens Property	$4,942,000	$5,491,000	$6,008,000	$6,202,000	$6,460,000
Sarasota Property	2,620,000	2,911,000	3,185,000	3,288,000	3,425,000
Smithfield Property	1,508,000	1,676,000	1,834,000	1,893,000	1,972,000
South Kingstown Property	1,314,000	1,460,000	1,598,000	1,649,000	1,718,000
Sun City Arizona Property	3,594,000	3,993,000	4,369,000	4,510,000	4,698,000
Sun City California Property	1,906,000	2,118,000	2,317,000	2,392,000	2,492,000
Warwick Property	1,323,000	1,469,000	1,608,000	1,660,000	1,729,000
West Palm Beach Property	168,000	187,000	204,000	211,000	220,000

•	Minimum annual rent will increase by 3% beginning in the sixth lease year and each lease year thereafter.

•	At the end of the initial lease terms, the tenants will have two consecutive renewal options of five years each. Commencing on the start of each renewal option, the minimum annual rent will increase to the greater of (i) the prior lease year’s minimum annual rent plus 3% or (ii) the fair market value of the property multiplied by 10.5%.

•	The tenants have established FF&E Reserve Funds, which will be used for the replacement and renewal of furniture, fixtures and equipment relating to the Properties. Deposits are made on a monthly basis and are equal to the lesser of $300 per year per bed or per unit for the first lease year; increased annually by 3% for the second through fourth lease years; to a maximum of $500 per year per bed or per unit, whichever results in a lower calculation, for the fifth lease year; and increases by 3% each lease year thereafter. Funds in the FF&E Reserve remain the property of the tenants until the end of the lease term, at which time the finds and the property purchased with the finds will transfer to the Company.

•	The leases for the Horizon Bay Portfolio One Properties contain pooling terms, meaning that net operating profits with respect to the Horizon Bay Portfolio One Properties are combined for the purpose of funding rental payments.

•	Base management fees payable to Horizon Bay Management, L.L.C. for the operations of the 19 Properties equal 5% of gross revenues throughout the term of the leases. Rent payments due under the leases are subordinate to the payment of 2% of gross revenues for the base management fees.

•	WHSLH Realty has established a $15 million shortfall reserve account for use by the Company in the event that net operating income from the Horizon Bay Portfolio One Properties is insufficient to fully pay minimum rent and FF&E Reserve payments due under the leases. The shortfall reserve will terminate upon such time that the net operating income from the Horizon Bay Portfolio One Properties equals or exceeds minimum rent due under the leases by 25% for a trailing 12 month period for two consecutive quarters and not before the end of the fifth lease year.

        The approximate federal income tax basis of the depreciable portion of the Horizon Bay Portfolio One Properties is as follows:

Property	Federal Tax Basis
Boynton Beach Property	$43,200,000
Boynton Beach Pointe Property	6,700,000
Cumberland Property	18,800,000
Dallas Property	17,700,000
East Providence Property	13,200,000
Fresno Property	28,600,000

Property	Federal Tax Basis
Greenwich Property	$11,800,000
Hoover Property	6,500,000
Largo Property	62,500,000
Niles Property	60,600,000
Olympia Fields Property	40,100,000
Palm Beach Gardens Property	61,600,000
Sarasota Property	33,700,000
Smithfield Property	20,000,000
South Kingston Property	17,100,000
Sun City Arizona Property	47,000,000
Sun City California Property	24,600,000
Warwick Property	16,000,000
West Palm Beach Property	1,900,000

        In connection with the acquisition of the East Providence, Fresno, Greenwich, Olympia Fields, Niles, Sarasota, Sun City California, and Warwick Properties, the Company assumed Permanent Financing comprised of eight loans in the aggregate amount of approximately $110,301,000. The loans bear interest at a rate of 30-day LIBOR plus 90 basis points and require interest only payments through maturity in November 2005. In connection with the loans, the Company incurred loan costs of approximately $1,817,000. In connection with the acquisition of the Sun City Arizona, Boynton Beach, Boynton Beach Pointe and Palm Beach Gardens Properties, the Company assumed Permanent Financing comprised of three loans in the aggregate amount of approximately $82,379,000. The loans bear interest at a rate of 30-day LIBOR plus 104 basis points and require interest only payments through maturity in May 2008. In connection with the loans, the Company incurred loan costs of approximately $1,344,000. In connection with the acquisition of the Dallas, Smithfield and South Kingston Properties, the Company assumed Permanent Financing comprised of three loans in the aggregate amount of $38,340,000. The loans bear interest at 30-day LIBOR plus 370 basis points, with a minimum interest rate of 5.95% and require monthly interest only payments through July 2004. Commencing August 2004, the loan will require monthly principal and interest payments through June 2008, with all unpaid principal and interest due at that time. In connection with the loans, the Company incurred loan costs of approximately $408,000. In connection with the acquisition of the Largo Property, the Company assumed approximately $33,139,000 in Permanent Financing. The loan bears a fixed interest of 8.17% and requires monthly principal and interest payments through April 2008, with all unpaid principal and interest due at that time. In connection with the loan, the Company incurred loan costs of approximately $289,000. In connection with the acquisition of the Cumberland Property, the Company assumed $10,400,000 in Permanent Financing. The loan bears interest at 30-day LIBOR plus 370 basis points, with a minimum interest rate of 4.8% and requires monthly interest only payments through January 2005. Commencing February 2005, the loan will require monthly principal and interest payments through June 2008, with all unpaid principal and interest due at that time. In connection with the loans, the Company incurred loan costs of approximately $67,000.

        Boynton Beach Property. The Boynton Beach Property, which opened in 1993, is the Newport Place located in Boynton Beach, Florida. The Boynton Beach Property includes 224 independent living units. Amenities include an arts and crafts room, on-site banking services, a beauty salon, billiards, a card room, a convenience store, a fully equipped fitness center, a heated pool, a hot tub, a library, restaurant style dining, a theater/auditorium and a wellness center. The Property is located three miles northwest of downtown Boynton Beach, Florida. Other senior living facilities located in proximity to the Boynton Beach Property include The Classic, The Fountainview and Lake Worth Gardens.

        Boynton Beach Pointe Property. The Boynton Beach Pointe Property, which opened in 1998, is The Pointe at Newport Place located in Boynton Beach, Florida. The Boynton Beach Pointe Property includes 69 assisted living units and 14 units for residents with Alzheimer’s and related memory disorders. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a common area, a beautician/barber, a fitness program, a library, and a recreation room. The Property is located three miles northwest of downtown Boynton Beach, Florida. Other senior living facilities located in proximity to the Boynton Beach Pointe Property include Homewood Boynton Beach, Arbor Oaks and The Plaza at Boynton Beach.

        Cumberland Property. The Cumberland Property, which opened in 1999, is the Emerald Bay Manor located in Cumberland, Rhode Island. The Cumberland Property includes 54 independent living units, 54 assisted living units and 30 skilled nursing units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders, as well as medical monitoring. Amenities include a courtyard, a gazebo, a patio, a library, a beautician/barber, a recreation room, a swimming pool and whirlpool spa. The Property is located ten miles east of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the Cumberland Property include Lincoln Place, Courtland Place, The Village at Waterman Lake and East Bay Manor and North Bay Manor, which are both also included in the Horizon Bay Portfolio One Properties.

        Dallas Property. The Dallas Property, which opened in 1974, is the Treemont Retirement Community located in Dallas, Texas. The Dallas Property includes 250 independent living units. Amenities include on-site banking services, a library, a computer center, family medical practice, a fitness center, a beauty salon, a courtyard, a computer center, a putting green and a convenience store. The Property is located 10 miles north of downtown Dallas, Texas. Other senior living facilities located in proximity to the Dallas Property include The Bently Retirement Residence, CC Young Memorial Home and Vickery Towers.

        East Providence Property. The East Providence Property, which opened in 1993, is the East Bay Manor located in East Providence, Rhode Island. The East Providence Property includes 61 independent living units and 40 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include common dining and living areas, a library, a beautician/barber and a recreation room. The Property is located seven miles southeast of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the East Providence Property include Epoch Assisted Living on Blackstone Boulevard, Epoch Assisted Living on the Eastside, Windsor Court at Hillside, Lincoln Place and Emerald Bay Manor, which is also included in the Horizon Bay Portfolio One Properties.

        Fresno Property. The Fresno Property, which opened in 1989, is the Carrington Pointe located in Fresno, California. The Fresno Property includes 99 independent living units and 73 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, enclosed patios, a library, a beautician/barber, a recreation room, a swimming pool and a whirlpool spa. The Property is located ten miles north of downtown Fresno, California. Other senior living facilities located in proximity to the Fresno Property include The Windham, The Fairwinds at Woodward Park, Oakdale Heights and Sunrise of Fresno.

        Greenwich Property. The Greenwich Property, which opened in 1982, is the Greenwich Bay Manor located in Greenwich, Rhode Island. The Greenwich Property includes 69 independent living units and 36 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a greenhouse, a library, a beautician/barber and a recreation room. The Property is located 15 miles south of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the Greenwich Property include The Village at Hillsgrove, Harbor Hill, The Seasons and West Bay Manor, which is also included in the Horizon Bay Portfolio One Properties.

        Hoover Property. The Hover Property, which opened in 1989, is The Park at Riverchase located in Hoover, Alabama. The Hoover Property includes 35 independent living units, 49 assisted living units and 26 units for residents with Alzheimer’s and related memory disorders. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a fitness program, a common area, a library and a recreation room. The Property is located 13 miles south of downtown Birmingham, Alabama. In addition to the Company’s Somerby at University Park, other senior living facilities located in proximity to the Hoover Property include The Oaks on Parkwood, Chateau Vestavia and Rocky Ridge.

        Largo Property. The Largo Property, which opened in 1986, is the Pinecrest Place located in Largo, Florida. The Largo Property includes 388 independent living units and 47 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a computer lab, a beautician/barber, a dining area, a courtyard, a library, a swimming pool and whirlpool spa. The Property is located 20 miles west of downtown Tampa, Florida. Other senior living facilities located in proximity to the Largo Property include Barrington Terrace, The Oaks of Clearwater, Palms of Largo and The Fountains of Boca Cierga Bay.

        Niles Property. The Niles Property, which opened in 1989, is The Park at Golf Mill located in Niles, Illinois. The Niles Property includes 290 independent living units. Amenities include an arts and crafts room, a courtyard, a library, a fitness center, an indoor swimming pool, a dining room and a greenhouse. The Property is located ten miles northwest of downtown Chicago, Illinois. Other senior living facilities located in proximity to the Niles Property include Lincolnwood Place, The Heritage – Des Plaines, The Seasons at Glenview Place and The Breakers at Edgewater.

        Olympia Fields Property. The Olympia Fields Property, which opened in 1999, is The Park at Olympia Fields located in Olympia Fields, Illinois. The Olympia Fields Property includes 184 independent living units and 25 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a fitness program, a library, a common area and a recreation room. The Property is located 26 miles southwest of downtown Chicago, Illinois. Other senior living facilities located in proximity to the Olympia Fields Property include Waterford Estates, Hartsfield Village and Sunrise of Flossmoor.

        Palm Beach Gardens Property. The Palm Beach Gardens Property, which opened in 1987, is the Prosperity Oaks located in Palm Beach Gardens, Florida. The Palm Beach Gardens Property includes 195 independent living units, 100 assisted living units and 26 units for residents with Alzheimer’s and related memory disorders. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include on-site banking services, a beautician/barber, a cocktail room, a computer room, convenience store, enclosed patios, a fitness room, a game room, a library, a mailroom, private gardening area, a recreation room, a swimming pool and a whirlpool spa. The Property is located six miles northeast of downtown Palm Beach Gardens, Florida. Other senior living facilities located in proximity to the Palm Beach Gardens Property include Mangrove Bay, Waterford, Chatsworth, La Posda and The Fountainview.

        Sarasota Property. The Sarasota Property, which opened in 1980, is the Waterside Retirement Estates located in Sarasota, Florida. The Sarasota Property includes 133 independent living units and 36 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a library, a beautician/barber, a recreation room, a swimming pool and a whirlpool spa. The Property is located six miles southeast of downtown Sarasota, Florida. Other senior living facilities located in proximity to the Sarasota Property include Kobernick House/Anchin Pavilion, The Fountain at Lake Point Woods and Lake Home West.

        Smithfield Property. The Smithfield Property, which opened in 1991, is the North Bay Manor located in Smithfield, Rhode Island. The Smithfield Property includes 65 independent living units, 11 assisted living units and 60 skilled nursing units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders, as well as medical monitoring. Amenities include a fitness program, a beautician/barber, a library, a sundeck and a recreation room. The Property is located 13 miles northwest of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the Smithfield Property include Lincoln Place, Courtland Place, The Village at Waterman Lake and East Bay Manor and Emerald Bay Manor, which are both also included in the Horizon Bay Portfolio One Properties.

        South Kingstown Property. The South Kingstown Property, which opened in 1988, is the South Bay Manor located in South Kingstown, Rhode Island. The South Kingstown Property includes 66 independent living units and 42 skilled nursing units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders, as well as medical monitoring. Amenities include a courtyard, a beautician/barber, a greenhouse, a library, a fitness program and a recreation room. The Property is located 30 miles southwest of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the South Kingston Property include Clipper House, Scallop Shell Nursing, The Village at Hillsgrove and Greenwich Bay Manor, which is also included in the Horizon Bay Portfolio One Properties.

        Sun City Arizona Property. The Sun City Arizona Property, which opened in 1996, is The Heritage Palmeras located in Sun City, Arizona. The Sun City Arizona Property includes 186 independent living units and 25 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a beautician/barber, a library, a recreation room, a swimming pool and whirlpool spa. The Property is located 12 miles northwest of downtown Phoenix, Arizona. Other senior living facilities located in proximity to the Sun City Arizona Property include The Montecito, The Heritage Tradition in Sun City West, The Forum at Desert Harbor, Chaparral Winds and Brighton Gardens – Sun City.

        Sun City California Property. The Sun City Property, which opened in 1987, is the Cherry Hills Club located in Sun City, California. The Sun City California Property includes 124 independent living units and 57 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a jacuzzi, a library, a beautician/barber, a recreation room, restaurant style dining and a swimming pool. The Property is located one mile west of downtown Sun City, California. Other senior living facilities located in proximity to the Sun City California Property include Sterling Senior Communities at Temecula, Chancellor Place, Sunwest Village and Sun City Gardens.

        Warwick Property. The Warwick Property, which opened in 1972, is the West Bay Manor located in Warwick, Rhode Island. The Warwick Property includes 97 independent living units and 46 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a beautician/barber, a library, a patio, a recreation room and a whirlpool spa. The Property is located eight miles south of downtown Providence, Rhode Island. Other senior living facilities located in proximity to the Warwick Property include The Villas at Hillsgrove, Harbor Hill, The Seasons and Greenwich Bay Manor, which is also included in the Horizon Bay Portfolio One Properties.

        West Palm Beach Property. The West Palm Beach Property, which opened in 1995, is the Heron’s Run located in West Palm Beach, Florida. The West Palm Beach Property includes 34 assisted living units. The Operator provides assistance to residents with daily living activities such as bathing, dressing and medication reminders. Amenities include a courtyard, a common area, a beautician/barber and a recreation room. The Property is located ten miles southwest of downtown West Palm Beach, Florida. Other senior living facilities located in proximity to the West Palm Beach Property include Arbor Oaks, Cresthaven East, Crystal Palms and The Place.

        The average occupancy rate, the revenue per occupied unit (per diem) and the revenue per available unit (per diem) for the periods 1999 through the most recent reported period for the Company during which the facility has been operational are as follows:

Property	Location	Year *	Average Occupancy Rate	Revenue per Occupied Unit	Revenue per Available Unit
Boynton Beach	Boynton Beach, FL	1999	92.3%	$73.29	67.64
Property		2000	96.5%	77.36	74.65
		2001	97.7%	83.57	81.65
		2002	93.2%	87.59	81.63
		2003	93.1%	92.01	85.66

Boynton Beach Pointe	Boynton Beach, FL	***2000	43.0%	$86.16	37.05
Property		2001	77.6%	87.17	67.64
		2002	78.0%	91.91	71.69
		2003	80.1%	95.93	76.84

Cumberland Property	Cumberland, RI	**1999	2.6%	$893.62	23.23
		2000	58.5%	75.25	50.34
		2001	60.6%	82.15	76.48
		2002	93.0%	97.02	91.30
		2003	98.6%	104.03	97.48

Dallas Property	Dallas, TX	1999	75.4%	$62.29	49.96
		2000	69.2%	66.33	45.90
		2001	90.3%	64.91	58.62
		2002	93.2%	68.65	63.98
		2003	88.4%	70.86	62.64

East Providence	East Providence, RI	**1999	61.8%	$145.68	90.03
Property		2000	93.9%	89.64	84.17
		2001	91.9%	86.19	79.21
		2002	94.9%	89.88	85.29
		2003	94.9%	92.40	87.68

Fresno Property	Fresno, CA	1999	97.9%	$69.01	67.56
		2000	98.5%	76.70	75.55
		2001	93.6%	78.07	73.07
		2002	92.5%	82.36	76.18
		2003	97.3%	87.43	85.07

Greenwich Property	Greenwich, RI	**1999	61.4%	$111.51	68.47
		2000	99.0%	67.45	66.78
		2001	100.0%	71.53	71.53
		2002	99.0%	75.92	75.16
		2003	97.8%	79.14	77.40

Hoover Property	Hoover, AL	***2000	17.9%	$92.50	16.56
		2001	44.6%	88.21	39.34
		2002	50.4%	84.65	42.66
		2003	70.1%	77.44	54.28

Largo Property	Largo, FL	1999	93.3%	$69.39	63.80
		2000	93.0%	70.21	65.29
		2001	87.2%	73.07	63.72
		2002	75.5%	76.20	57.53
		2003	71.4%	77.92	55.63

Niles Property	Niles, IL	1999	96.3%	$77.51	74.64
		2000	98.6%	78.63	77.53
		2001	97.2%	83.99	81.64
		2002	86.3%	87.07	75.14
		2003	79.2%	91.51	72.48

Olympia Fields	Olympia Fields, IL	**1999	8.2%	$93.64	7.68
Property		2000	41.9%	77.25	32.37
		2001	69.3%	77.56	53.75
		2002	88.7%	79.11	70.17
		2003	93.1%	82.46	76.77

Palm Beach Gardens	Palm Beach	1999	100.0%	$88.44	88.44
Property	Gardens, FL	2000	96.1%	98.87	95.01
		2001	94.4%	108.34	102.28
		2002	94.0%	107.85	101.38
		2003	87.3%	106.94	93.36

Sarasota Property	Sarasota, FL	1999	95.6%	$101.54	97.07
		2000	95.3%	93.82	89.41
		2001	93.4%	103.29	96.48
		2002	97.9%	104.05	101.86
		2003	100.0%	110.11	110.11
Property	Location	Year *	Average Occupancy Rate	Revenue per Occupied Unit	Revenue per Available Unit
Smithfield Property	Smithfield, RI	**1999	61.7%	$163.19	100.69
		2000	92.1%	105.88	97.52
		2001	90.6%	108.71	98.49
		2002	93.6%	114.71	107.37
		2003	93.5%	122.75	114.77

South Kingstown	South Kingstown,	**1999	57.8%	$156.04	90.19
Property	RI	2000	91.8%	93.52	85.85
		2001	93.3%	97.90	91.34
		2002	94.2%	107.28	101.05
		2003	94.3%	110.44	104.14

Sun City Arizona	Sun City, AZ	1999	96.9%	$88.66	85.92
Property		2000	97.7%	91.38	89.28
		2001	95.3%	98.56	93.93
		2002	93.5%	102.14	95.50
		2003	94.4%	102.73	96.98

Sun City California	Sun City, CA	1999	85.8%	$60.99	52.33
Property		2000	88.5%	60.90	53.90
		2001	86.2%	60.42	52.08
		2002	83.2%	65.81	54.75
		2003	83.6%	75.26	62.92

Warwick Property	Warwick, RI	**1999	58.7%	$108.23	63.53
		2000	95.5%	69.12	66.01
		2001	97.3%	73.27	71.30
		2002	96.6%	77.55	74.91
		2003	96.2%	80.06	77.02

West Palm Beach	West Palm Beach,	1999	98.2%	$73.08	71.77
Property	FL	2000	96.1%	82.40	79.19
		2001	98.9%	83.53	82.61
		2002	89.4%	89.38	79.91
		2003	86.5%	81.22	70.26

*	Data represents information for each applicable fiscal year, unless noted otherwise.

**	Data for the Cumberland Property represents the period December 1, 1999 through December 31, 1999; and data for the East Providence, Greenwich, Olympia Fields, Smithfield, South Kingstown and Warwick Properties represents the period April 21, 1999 through December 31, 1999.

***	Data for the Boynton Beach Pointe Property represents the period April 1, 2000 through December 31, 2000; and data for the Hoover Property represents the period April 23, 2003 through December 31, 2000.

RETIREMENT COMMUNITY BRANDS

        Horizon Bay Brand. Horizon Bay operates over 20 senior housing communities located in Alabama, Arizona, California, Florida, Georgia, Illinois, Rhode Island and Texas. Horizon Bay offers several types of communities, including continuum of care retirement, independent living and assisted living. Horizon Bay communities have three primary programs, which include wellness services, a LiveWell! Program and harbor courts, which is a separate and secure living area dedicated to the special needs of the memory impaired.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of retirement Properties acquired.

Audited financial statements for the Horizon Bay Portfolio One will be filed under cover of a Form 8-K/A as soon as it is available, but no later than April 21, 2004.

(b)	Pro forma financial information.

The Company is required to file pro forma financial information. This information is not complete at this time and will be filed under cover of a Form 8-K/A as soon as it is available, but no later that April 21, 2004.

(c)	Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2004	CNL RETIREMENT PROPERTIES, INC. By: /s/ Thomas J. Hutchison III —————————————— THOMAS J. HUTCHISON III Chief Executive Officer